Exhibit 10.2

Execution Version

GUARANTEE AGREEMENT

dated as of August 25, 2025,

between

WEYERHAEUSER COMPANY

and

TRUIST BANK,

as Administrative Agent

Table of Contents

Page

SECTION 1 DEFINED TERMS	1
1.1 Credit Agreement	1
1.2 Other Defined Terms	1
SECTION 2 GUARANTEE	2
2.1 Guarantee	2
2.2 Bankruptcy	2
2.3 Nature of Liability	3
2.4 Independent Obligation	3
2.5 Authorization	3
2.6 Reliance	3
2.7 Waiver	3
2.8 Amendments, etc	5
2.9 Reinstatement	5
2.10 Payments	5
SECTION 3 REMEDIAL PROVISIONS	5
3.1 Application of Proceeds	5
SECTION 4 MISCELLANEOUS	6
4.1 Amendments in Writing	6
4.2 Notices	6
4.3 No Waiver by Course of Conduct; Cumulative Remedies	6
4.4 Binding Effect; Successors and Assigns	6
4.5 Counterparts; Electronic Signatures	6
4.6 Severability	6
4.7 Headings	7
4.8 Integration	7
4.9 GOVERNING LAW; JURISDICTION	7
4.10 WAIVER OF JURY TRIAL	8
4.11 Acknowledgements	8

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GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of August 25, 2025, between WEYERHAEUSER COMPANY, a Washington corporation (the “Guarantor”), and TRUIST BANK, as Administrative Agent.

RECITALS

WHEREAS, reference is made to the Term Loan Agreement, dated as of August 25, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Weyerhaeuser NR Company, a Washington corporation (the “Borrower”), the Guarantor, the Lenders party thereto and Truist Bank, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein.

WHEREAS, the Borrower is a Subsidiary of the Guarantor, and the Guarantor will derive substantial direct and indirect benefits from the making of the extensions of credit to the Borrower under the Credit Agreement.

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantor enter into this Agreement with the Administrative Agent, for the benefit of the Guaranteed Parties.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to extend credit thereunder and in recognition of the direct benefits to be received by the Guarantor from the extensions of credit thereunder, the Guarantor hereby agrees with the Administrative Agent as follows:

SECTION 1
DEFINED TERMS

1.1 Credit Agreement. (a) Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

1.2 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” means this Guarantee Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Borrower Obligations” means the due and punctual payment by the Borrower of (a) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Guaranteed Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the beneficiaries of each expense reimbursement and indemnification obligation undertaken by the Borrower under the Credit Agreement, and (d) the successors and assigns of each of the foregoing.

SECTION 2
GUARANTEE

2.1 Guarantee.

(a) The Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Borrower Obligations. If any or all of the Borrower Obligations become due and payable under the Credit Agreement, the Guarantor unconditionally promises to pay such Borrower Obligations to the Guaranteed Parties, on demand. The guarantee pursuant to this Agreement is a guarantee of payment and not of collection.

(b) Notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, to the extent the obligations of the Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including because of any applicable state, federal or provincial law relating to fraudulent conveyances or transfers) then the obligations of the Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal, state or provincial and including the Bankruptcy Code).

2.2 Bankruptcy. The Guarantor unconditionally and irrevocably guarantees the payment of any and all Borrower Obligations to the Guaranteed Parties when due, whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Article VII of the Credit Agreement, and unconditionally promises to pay such Borrower Obligations to the Administrative Agent, for the account of the Guaranteed Parties, on demand, in lawful money of the United States upon the occurrence of any of the events specified in Article VII of the Credit Agreement. The Guarantor further agrees that to the extent that the Borrower or the Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any other Guaranteed Party, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or the Guarantor, the estate of the Borrower or the Guarantor, a trustee, receiver or any other party under any bankruptcy law, state, provincial or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

2.3 Nature of Liability. The liability of the Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Borrower Obligations whether executed by the Guarantor, any other guarantor or by any other Person, and the Guarantor’s liability hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other Person, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other Person as to the Borrower Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or any other Guaranteed Party on the Borrower Obligations which the Administrative Agent or such other Guaranteed Party repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

2.4 Independent Obligation. The obligations of the Guarantor hereunder are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not action is brought against the Borrower and whether or not the Borrower is joined in any such action or actions.

2.5 Authorization. The Guarantor authorizes the Administrative Agent and each Guaranteed Party, without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Borrower Obligations or any part thereof in accordance with the terms of the Credit Agreement and this Agreement, including any increase or decrease of the interest rate thereon, (b) take and hold security from any other Person for the payment of the Borrower Obligations and exchange, enforce, waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Guaranteed Parties in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors or other obligors.

2.6 Reliance. It is not necessary for the Administrative Agent or the other Guaranteed Parties to inquire into the capacity or powers of the Borrower or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Borrower Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

2.7 Waiver.

(a) The Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any other Guaranteed Party to (i) proceed against the Borrower, any other guarantor or any other Person, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other Person, or (iii) pursue any other remedy in the Administrative Agent’s or any other Guaranteed Party’s power whatsoever. The Guarantor waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other Person other than payment in full of the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations), including any defense based on or arising out of (A) the disability of the Borrower, any other guarantor or any other Person, (B) the unenforceability of the Borrower Obligations or any part thereof from any cause, (C) the cessation from any cause of the liability of the Borrower other than payment in full of the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations), (D) any amendment, waiver or modification of the Borrower Obligations, (E) any substitution, release, exchange or impairment of any security for any of the Borrower Obligations, (F) any change in the corporate existence or structure of the Borrower or any other guarantor, (G) any claims or rights of set off that the Guarantor may have, and/or (H) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any term of the Borrower Obligations. The Administrative Agent may, at its election, foreclose on any security held by the Administrative Agent by one or more judicial or nonjudicial sales (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent or any other Guaranteed Party may have against the Borrower or any other Person, or any security, without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations) have been paid in full and the Commitments have been terminated. The Guarantor waives any defense arising out of any such election by any of the Administrative Agent or other Guaranteed Parties, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any other party or any security.

(b) The Guarantor waives all presentments, demands for performance, protests and notices, including notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of the Guarantee under this Agreement, and notices of the existence, creation or incurring of new or additional Borrower Obligations. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Borrower Obligations and the nature, scope and extent of the risks which the Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Guaranteed Party shall have any duty to advise the Guarantor of information known to it regarding such circumstances or risks.

(c) The Guarantor hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of the Guarantee under this Agreement (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Guaranteed Parties against the Borrower or any other guarantor of the Borrower Obligations owing to the Guaranteed Parties and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Lender which it may at any time otherwise have as a result of the Guarantee under this Agreement until such time as the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations) shall have been paid in full and the Commitments have been terminated. The Guarantor hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent or the Guaranteed Parties now have or may hereafter have against any other party, any endorser or any other guarantor of all or any part of the Borrower Obligations and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Guaranteed Parties to secure payment of the Borrower Obligations until such time as the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations) shall have been paid in full and the Commitments have been terminated.

2.8 Amendments, etc. To the maximum extent permitted by applicable law, the Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Guaranteed Party may be rescinded by the Administrative Agent or such Guaranteed Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any guarantee or right of offset at any time held by the Administrative Agent or any other Guaranteed Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.

2.9 Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time (a) payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Guaranteed Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made or (b) the Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations) remain outstanding.

2.10 Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars to such account as may be specified by the Administrative Agent.

SECTION 3
REMEDIAL PROVISIONS

3.1 Application of Proceeds. If an Event of Default shall have occurred and be continuing and the Loans have been accelerated pursuant to Article VII of the Credit Agreement, at any time at the Administrative Agent’s election, the Administrative Agent may apply any proceeds of the Guarantee set forth in Section 2 in payment of the Borrower Obligations as follows:

(a) first, to payment of that portion of the Borrower Obligations constituting fees, indemnities and other amounts payable to the Administrative Agent in its capacity as such;

(b) second, to payment of that portion of the Borrower Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this Section 3.1(b) payable to them;

(c) third, to payment of that portion of the Borrower Obligations constituting accrued and unpaid interest on the Loans and all the other Borrower Obligations, ratably among them in proportion to the respective amounts described in this Section 3.1(c) payable to them; and

(d) fourth, the balance, if any, after all of the Borrower Obligations have been indefeasibly paid in full, to the Guarantor or as otherwise required by law.

SECTION 4
MISCELLANEOUS

4.1 Amendments in Writing. This Agreement may not be amended, supplemented, modified or terminated without the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders or all Lenders, as applicable) and the Guarantor; provided that, subject to Section 2.9, this Agreement shall automatically terminate upon the payment in full of all Borrower Obligations (other than contingent indemnity, expense reimbursement and yield protection obligations) and the termination of all Commitments.

4.2 Notices. All notices, requests and demands to or upon the Administrative Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement.

4.3 No Waiver by Course of Conduct; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

4.4 Binding Effect; Successors and Assigns. This Agreement shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Parties; provided, however, that (a) other than as provided in Section 6.03 of the Credit Agreement, the Guarantor may not assign, transfer or delegate any of its rights or obligations under this Agreement and (b) only the Administrative Agent shall be entitled to commence and pursue any action or proceeding against the Guarantor with respect to the Guarantor’s obligations under this Agreement.

4.5 Counterparts; Electronic Signatures. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 9.06(b) of the Credit Agreement.

4.6 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.7 Headings. Article and Section headings and the table of contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

4.8 Integration. This Agreement, the other Loan Documents, and any separate letter agreement with respect to fees in connection with the credit facility provided for in the Credit Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any commitment advices delivered in connection with the credit facility established hereunder. The parties hereto agree that, in the event of any conflict or inconsistency between the terms hereof and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

4.9 GOVERNING LAW; JURISDICTION. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT BY IT OR ANY OF ITS AFFILIATES SHALL BE BROUGHT, AND SHALL BE HEARD AND DETERMINED, EXCLUSIVELY IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND, NOTWITHSTANDING THE FOREGOING, MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THE IMMEDIATELY PRECEDING PARAGRAPH. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

4.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.10.

4.11 Acknowledgements. The Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Lender (or any other Guaranteed Party) has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Administrative Agent and Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guaranteed Parties or among the Guarantor and the Guaranteed Parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

WEYERHAEUSER COMPANY

By: /s/ Scott Nickel
Name: Scott Nickel
Title: Vice President and Treasurer

[Signature Page to Guarantee Agreement]

Accepted and agreed for itself and on
behalf of the other Guaranteed Parties:

TRUIST BANK, as Administrative Agent

By: /s/ Anika Kirs
Name: Anika Kirs
Title: Director

[Signature Page to Guarantee Agreement]